UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 14, 2021

MKS Instruments, Inc.

(Exact name of registrant as specified in its charter)

Massachusetts	000-23621	04-2277512
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Tech Drive, Suite 201, Andover, Massachusetts	01810
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 978-645-5500

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	MKSI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On December 14, 2021, MKS Instruments, Inc. (the “Company”) provided an update on its previously announced pending acquisition of Atotech Limited (“Atotech”). The pending acquisition has received the approval, or indication of imminent approval, from 12 out of 13 global antitrust regulatory authorities, which approvals are conditions to the closing of the transaction. In China, the remaining jurisdiction, MKS and Atotech are continuing to work constructively with the State Administration for Market Regulation (“SAMR”), and now anticipate closing the acquisition in the first quarter of 2022. Completion of the transaction, which is to be effected by means of a scheme of arrangement under the laws of the Bailiwick of Jersey, is also subject to obtaining the required sanction by the Royal Court of Jersey and the satisfaction of customary closing conditions. The court hearing seeking such sanction is now expected to take place in the first quarter of 2022, rather than on December 22, 2021 as previously scheduled. Under the terms of the definitive agreement governing the acquisition, the last date for completing the transaction is March 31, 2022.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

99.1	Joint Press Release issued by MKS Instruments, Inc. and Atotech Limited on December 14, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Safe Harbor for Forward-Looking Statements

Statements in this Current Report on Form 8-K regarding the proposed transaction between MKS and Atotech (the “transaction”), the expected timetable for completing the transaction, the ability to close the transaction or the business impact of any mandated conditions to close the transaction, future financial and operating results and metrics for the combined company, benefits and synergies of the transaction, future opportunities for the combined company and any other statements about MKS management’s future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “will,” “projects,” “intends,” “believes,” “plans,” “anticipates,” “expects,” “estimates,” “forecasts,” “continues” and similar expressions) should also be considered to be forward-looking statements. These statements are only predictions based on current assumptions and expectations. Actual events or results may differ materially from those in the forward-looking statements set forth herein. Among the important factors that could cause actual events to differ materially from those in the forward-looking statements are: the ability of the parties to obtain the required regulatory approval of SAMR and meet other closing conditions required to complete the transaction; manufacturing and sourcing risks, including the impact and duration of supply chain disruptions and component shortages; the terms of MKS’ existing term loan, the terms and availability of financing for the transaction, the substantial indebtedness the Company expects to incur in connection with the transaction and the need to generate sufficient cash flows to service and repay such debt; MKS’ entry into Atotech’s chemicals technology business, in which MKS does not have experience and which may expose it to significant additional liabilities; the risk of litigation relating to the transaction; unexpected costs, charges or expenses resulting from the transaction; the risk that disruption from the transaction materially and adversely affects the respective businesses and operations of MKS and Atotech; restrictions during the pendency of the transaction that impact MKS’ or Atotech’s ability to pursue certain business opportunities or other strategic transactions; the ability of MKS to realize the anticipated synergies, cost savings and other benefits of the transaction, including the risk that the anticipated benefits from the transaction may not be realized within the expected time period or at all; competition from larger or more established companies in the companies’ respective markets; MKS’ ability to successfully grow Atotech’s business; potential adverse reactions or changes to business relationships resulting from the pendency or completion of the transaction; the ability of MKS to retain and hire key employees; legislative, regulatory and economic developments, including changing conditions affecting the markets in which MKS and Atotech operate, including the fluctuations in capital spending in the semiconductor industry and other advanced manufacturing markets and fluctuations in sales to MKS’ and Atotech’s existing and prospective customers; the challenges, risks and costs involved with integrating the operations of the companies MKS acquires; the impact of the COVID-19 pandemic and related private and public measures on Atotech’s business; the ability of MKS to anticipate and meet customer demand; potential fluctuations in quarterly results; dependence on new product development; rapid technological and market change; acquisition strategy; volatility of stock price; international operations; financial risk management; and the other factors described in MKS’ Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and any subsequent Quarterly Reports on Form 10-Q, and Atotech’s Annual Report on Form 20-F for the fiscal year ended December 31, 2020 and any subsequent Reports on Form 6-K, each as filed with the U.S. Securities and Exchange Commission. MKS and Atotech are under no obligation to, and expressly disclaim any obligation to, update or alter these forward-looking statements, whether as a result of new information, future events or otherwise after the date of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MKS Instruments, Inc.

	By:	/s/ Kathleen F. Burke
Date: December 14, 2021	Name:	Kathleen F. Burke
	Title:	Senior Vice President, General Counsel and Secretary